1 COPYRIGHT © D-WAVE QUANTUM Q3 2024 Investor Presentation

2 COPYRIGHT © D-WAVE FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

D-WAVE AT A GLANCE

ESTABLISHED PRODUCT PORTFOLIO:

- World's largest Quantum Computer
- Accessible through production-grade cloud service
- Quantum supremacy paper under peer review

GROWING COMMERCIAL ADOPTION:

- 1st commercial Quantum Computing company
- 30+ proven business use cases
- Initial applications moving into production

HIGH-VALUE CONSULTATIVE SERVICES:

- 20+ successful POC engagements in 18 months
- Advisory services to aid in production deployment

INDUSTRY PERSPECTIVE:

"We believe that today's quantum technology can play a key role in ensuring optimal and efficient construction and operation of buildings and are eager to use D-Wave's quantum solutions in support of that effort."

—Dr. Reinhard Schlemmer, Member of the Board of VINCI Energies

MARKET LEADER

advantage	Leap	Ocean	Launch
Quantum Annealing Fifth generation system 5000+ qubits	Real-Time Quantum Cloud Quantum hybrid solvers 99% up-time	Open-Source Python Tools Easily configurable Simplifies use of QC & HSS	Customer PS On-Ramp From application eval to production deployment

STRONG CUSTOMER BASE

mastercard, NEC, IPG, Deloitte., VINCI Energies, Pattison Food Group, BASF, Davidson, accenture, ArcelorMittal, LOCKHEED MARTIN, NTT docomo, JTI, FORD OTOSAN, BBVA, unisys, DENSO, CaixaBank

THOUGHT & TECHNICAL LEADERSHIP

3rd largest quantum patent portfolio globally *(Source: GlobalData)*	240+ U.S. granted patents 100+ Pending worldwide 60+% Annealing AND Gate	43 PhDs	Over 240 scientific papers published

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D-WAVE

4 COPYRIGHT © D-WAVE COMPLETED CALIBRATION OF 4400+ QUBIT ADVANTAGE2 PROTOTYPE Completion of calibrating a 4400+ qubit Advantage2 processor as a key part of ongoing development of sixth-generation annealing quantum computer This comes on the heels of launching the 1,200+ qubit Advantage2 prototype and making it accessible in D-Wave’s Leap quantum cloud service earlier this year GREATER COHERENCE Doubled to drive faster time-to-solution GREATER CONNECTIVITY 20-way connectivity to enable solutions to larger problems INCREASED ENERGY SCALE Increased by 40% to deliver higher-quality solutions Advantage2 is expected to fuel customer success with:

5 COPYRIGHT © D-WAVE FURTHER PROGRESS ON QUANTUM AI SOLUTIONS D-Wave continued to make rapid progress on exploring generative AI architectures that directly use quantum processing unit (QPU) samples from quantum distributions to facilitate faster and more energy-efficient model training and inference Completed initial designs of transformer and diffusion architectures – moving toward benchmarking the role of the QPU Supporting several customers that are investigating restricted Boltzmann machine architectures, a canonical machine learning approach for generative AI, that use samples from the QPU

6 COPYRIGHT © D-WAVE INTRODUCTION OF SERVICE-LEVEL AGREEMENTS (SLAS) FOR LEAP CLOUD SERVICE CUSTOMERS New SLAs for Leap quantum cloud service customers who are transitioning applications into production We believe D-Wave is the only quantum computing company providing formal SLAs Offering SLAs reflects the high levels of availability, reliability and performance of Leap quantum cloud service and its ability to support requirements for commercial-grade applications as customers move into production deployments Our monitoring data shows that the Leap service has consistently exceeded 99.9% availability over the past two years, meaning that the service is highly reliable even during periods of high demand

7 COPYRIGHT © D-WAVE JAPAN’S LARGEST MOBILE PHONE OPERATOR PLANS TO MOVE QUANTUM APPLICATION INTO PRODUCTION NTT DOCOMO, Japan’s largest wireless carrier with more than 87 million subscribers, is planning production deployment of a hybrid-quantum application, built with D-Wave technology, for optimizing mobile network performance Using D-Wave’s annealing quantum computing solutions, NTT DOCOMO found that it can reduce network signal congestion across base stations, potentially leading to more efficient signal transmission and equipment cost savings

8 COPYRIGHT © D-WAVE D-WAVE DEEMED “AWARDABLE” ON US DEPT. OF DEFENSE “TRADEWINDS MARKETPLACE” D-Wave has been deemed “awardable” on the US Department of Defense’s Tradewinds buying platform, which is designed to accelerate the procurement and adoption of emerging technologies Marketplace includes D-Wave’s annealing quantum computing products and services alongside other offerings like Artificial Intelligence (AI)/Machine Learning (ML), data, and analytics capabilities

9 COPYRIGHT © D-WAVE GO-TO-MARKET EFFORTS INCLUDE LAUNCH OF QUANTUM OPTIMIZATION MARKET CATEGORY Continued progress executing the company’s aggressive go-to-market (GTM) growth strategy, most notably launching the quantum optimization market category with a robust collection of website content and assets that showcase key use cases including workforce scheduling, vehicle routing, production scheduling, resource optimization, and cargo loading In addition, recent work on our systems in the area of materials simulation has opened up new GTM efforts with research and government customers

10 COPYRIGHT © D-WAVE BROADENED REACH WITH NEW PARTNERSHIPS Partnership designed to accelerate commercial adoption of annealing quantum computing across Middle East D-Wave has joined the Chicago Quantum Exchange (CQE) as a corporate partner, aiming to engage with the CQE community on materials science research, quantum education, and the development of practical optimization use cases, including for the manufacturing and logistics industries Partnership revealed at first-ever Qubits UAE event in Dubai, a half-day version of D-Wave’s annual Qubits user conference, which showcased “success powered by quantum” through business optimization use cases, progress in quantum- fueled AI technology, and demonstrations of annealing quantum computing performance over classical computing

11 COPYRIGHT © D-WAVE NEW LEADERS BRING GROWTH MINDSET & COMMERCIAL TECH EXPERTISE Announced the expansion of the D-Wave executive leadership bench with the addition of Sophie Ames as chief human resources officer as well as the addition of two new board members John DiLullo and Rohit Ghai The moves are designed to help facilitate D-Wave’s next phase of growth as it continues to usher in the era of commercial quantum computing

12 COPYRIGHT © D-WAVE 2024 Q3 FINANCIAL UPDATE 0 50 100 150 Prior LTM Most recent LTM 125 Total # of Customers 132 75 Commercial Customers including 26 Forbes Global 2000 76 Commercial Customers including 27 Forbes Global 2000 $- $2 $4 $6 $8 Q3 2023 Q3 2024 M IL LI O N S $5.8M First 9 Months Revenue $6.5M $- $10 $20 $30 $40 Q3-23 Q3-24 11-13-24 M IL LI O N S PAID IN FULL $31.1M $- $20 $40 $60 $80 $100 Q3-24 Q3-24 Q3-24 M IL LI O N S $49.9M $79.1M $75.0M $- $2 $4 Prior LTM Most recent LTM M IL LI O N S - $1.2M Research & Gov’t Revenue $2.0M * Capital raising capacity under the ELOC is subject to a $1.00 minimum stock price PSP Term Loan Balance Capital Raising Capacity Government $1.8M$1.3M Government Research Research $13.6M ELOC* ATM S-3 Shelf

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